As filed with the Securities and Exchange Commission on November 12, 2009

Registration No.  333-154648

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Post-Effective Amendment No. 1

to

FORM S-1

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

THE SERVICEMASTER COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	8741 (Primary Standard Industrial Classification Code Number)	36-3858106 (I.R.S. Employer Identification No.)

860 Ridge Lake Boulevard

Memphis, Tennessee 38120

(901) 597-1400

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Greerson G. McMullen

Senior Vice President and General Counsel

860 Ridge Lake Boulevard

Memphis, Tennessee 38120

(901) 597-1400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Brian J. Fahrney Sidley Austin LLP One South Dearborn Street Chicago, Illinois 60603 (312) 853-7000	Peter J. Loughran Debevoise & Plimpton LLP 919 Third Avenue New York, New York 10022 (212) 909-6000

Approximate date of commencement of proposed sale to the public:  Not applicable.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☒	Smaller reporting company ☐
(do not check if a smaller reporting company)

Table of Additional Registrants

Exact name of registrant as specified in its charter*	Primary Standard Industrial Classification Code Number	State or other jurisdiction of incorporation or organization	I.R.S. employer identification number

InStar Services Group, Inc.	8741	Delaware	87-0687689
Merry Maids Limited Partnership	8741	Delaware	47-0718233
MM Maids L.L.C.	8741	Delaware	06-1668989
ServiceMaster Consumer Services, Inc.	8741	Delaware	36-3729225
ServiceMaster Consumer Services Limited Partnership	8741	Delaware	36-3729226
ServiceMaster Holding Corporation	8741	Delaware	36-4245384
ServiceMaster Management Corporation	8741	Delaware	36-3837079
ServiceMaster Residential/Commercial Services Limited Partnership	8741	Delaware	36-3747477
SM Clean L.L.C.	8741	Delaware	06-1668984
Terminix International, Inc.	8741	Delaware	36-3478839
The Terminix International Company Limited Partnership	8741	Delaware	36-3478837
TruGreen Companies L.L.C.	8741	Delaware	36-4313320
TruGreen, Inc.	8741	Delaware	36-3734601
TruGreen LandCare L.L.C.	8741	Delaware	36-4313318
TruGreen Limited Partnership	8741	Delaware	36-3734669
TruGreen LandCare	8741	California	36-4313318

*  The address for each of the additional registrants’ principal executive office is 860 Ridge Lake Boulevard, Memphis, Tennessee 38120, and the telephone number for each of the additional registrants’ principal executive office is (901) 597-1400.

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-1 shall become effective in accordance with Section 8(c) of the Securities Act of 1933, as amended, on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(c), may determine.

DEREGISTRATION OF SECURITIES; TERMINATION OF REGISTRATION STATEMENT

Pursuant to a Registration Statement on Form S-1 (File No. 333-154648) (the “Registration Statement”) initially filed with the Securities and Exchange Commission on October 22, 2008 by The ServiceMaster Company (the “Company”) and declared effective on January 16, 2009 under the Securities Act of 1933, as amended (the “Securities Act”), the Company registered the resale from time to time of $1,150,000,000 aggregate principal amount of its 10.75%/11.50% Senior Toggle Notes due 2015 (the “Notes”) which were originally issued by the Company in an offering exempt from the registration requirements of the Securities Act.  The Notes were registered to permit their resale by the selling securityholders named in the Registration Statement.

The Company’s obligation to keep the Registration Statement effective has terminated under the terms of the exchange and registration rights agreement that the Company entered into in connection with the issuance of the Notes.  Pursuant to the undertaking of the Company as required by Item 512(a)(3) of Regulation S-K, the Company is filing this Post-Effective Amendment No. 1 to the Registration Statement to deregister all of the Notes that remain unsold as of the date hereof and to terminate the effectiveness of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

The ServiceMaster Company

By:	/s/ J. PATRICK SPAINHOUR
J. Patrick Spainhour
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ J. PATRICK SPAINHOUR	Principal Executive Officer	November 12, 2009
J. Patrick Spainhour

/S/STEVEN J. MARTIN	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Steven J. Martin

*	Director	November 12, 2009
Kenneth Giuriceo

*	Director	November 12, 2009
David Wasserman

*By:	/s/STEVEN J. MARTIN

Steven J. Martin

Attorney-in Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

InStar Services Group, Inc.

By:	/s/ STEVEN J. MARTIN
Steven J. Martin
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/STEVEN J. MARTIN	Principal Executive Officer and Director	November 12, 2009
Steven J. Martin

/s/ MARK W. PETERSON	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Mark W. Peterson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

Merry Maids Limited Partnership
By: MM Maids L.L.C., its general partner

By:	/s/LAURA J. HENDRICKS
Laura J. Hendricks
President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ LAURA J. HENDRICKS	Principal Executive Officer	November 12, 2009
Laura J. Hendricks

/S/ BARRY L. WICKTOM	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Barry L. Wicktom

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

MM Maids L.L.C.

By:	/s/ LAURA J. HENDRICKS
Laura J. Hendricks
President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ LAURA J. HENDRICKS	Principal Executive Officer	November 12, 2009
Laura J. Hendricks

/S/ BARRY L. WICKTOM	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Barry L. Wicktom

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

ServiceMaster Consumer Services, Inc.

By:	/s/ STEVEN J. MARTIN
Steven J. Martin
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ STEVEN J. MARTIN	Principal Executive Officer and Director	November 12, 2009
Steven J. Martin

/S/ MARK W. PETERSON	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Mark W. Peterson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

ServiceMaster Consumer Services
Limited Partnership
By:	ServiceMaster Consumer Services, Inc., its general partner

By:	/s/ STEVEN J. MARTIN
Steven J. Martin
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ STEVEN J. MARTIN	Principal Executive Officer and Director	November 12, 2009
Steven J. Martin

/S/ MARK W. PETERSON	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Mark W. Peterson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

ServiceMaster Holding Corporation

By:	/s/ STEVEN J. MARTIN
Steven J. Martin
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ STEVEN J. MARTIN	Principal Executive Officer	November 12, 2009
Steven J. Martin

/S/ MARK W. PETERSON	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Mark W. Peterson

/S/ JANE ADAM	Director	November 12, 2009
Jane Adam

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

ServiceMaster Management Corporation

By:	/s/ STEVEN J. MARTIN
Steven J. Martin
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ STEVEN J. MARTIN	Principal Executive Officer	November 12, 2009
Steven J. Martin

/S/ MARK W. PETERSON	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Mark W. Peterson

/S/ JANE ADAM	Director	November 12, 2009
Jane Adam

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

ServiceMaster Residential/Commercial
Services Limited Partnership
By:	SM Clean L.L.C., its general partner

By:	/s/ MICHAEL M. ISAKSON
Michael M. Isakson
President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ MICHAEL M. ISAKSON	Principal Executive Officer	November 12, 2009
Michael M. Isakson

/S/ KEVIN J. GREEN	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Kevin J. Green

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

SM Clean L.L.C.

By:	/s/ MICHAEL M. ISAKSON
Michael M. Isakson
President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ MICHAEL M. ISAKSON	Principal Executive Officer	November 12, 2009
Michael M. Isakson

/S/ KEVIN J. GREEN	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Kevin J. Green

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

Terminix International, Inc.

By:	/s/ THOMAS G. BRACKETT
Thomas G. Brackett
President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. BRACKETT	Principal Executive Officer and Director	November 12, 2009
Thomas G. Brackett

/S/ THEODORE A. SCHULZ	Principal Financial Officer, Principal Accounting Officer and Director	November 12, 2009
Theodore A. Schulz

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

The Terminix International Company
Limited Partnership
By:	Terminix International Inc., its general partner

By:	/s/ THOMAS G. BRACKETT
Thomas G. Brackett
President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ THOMAS G. BRACKETT	Principal Executive Officer and Director	November 12, 2009
Thomas G. Brackett

/S/ THEODORE A. SCHULZ	Principal Financial Officer, Principal Accounting Officer and Director	November 12, 2009
Theodore A. Schulz

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

TruGreen Companies L.L.C.

By:	/s/ RICHARD A. ASCOLESE
Richard A. Ascolese
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ RICHARD A. ASCOLESE	Principal Executive Officer	November 12, 2009
Richard A. Ascolese

/S/ MARK W. PETERSON	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Mark W. Peterson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

TruGreen, Inc.

By:	/S/ STEPHEN M. DONLY
Stephen M. Donly
President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ STEPHEN M. DONLY	Principal Executive Officer and Director	November 12, 2009
Stephen M. Donly

/S/ MICHELLE FRYMIRE	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Michelle Frymire

/S/ STEVEN J. MARTIN	Director	November 12, 2009
Steven J. Martin

/S/ THOMAS E. COURTNEY	Director	November 12, 2009
Thomas E. Courtney

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

TruGreen LandCare L.L.C.

By:	/s/ RICHARD A. ASCOLESE
Richard A. Ascolese
President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ RICHARD A. ASCOLESE	Principal Executive Officer	November 12, 2009
Richard A. Ascolese

/S/ CHARLES E. DANIEL	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Charles E. Daniel

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

TruGreen Limited Partnership
By:	TruGreen, Inc., its general partner

By:	/s/ STEPHEN M. DONLY
Stephen M. Donly
President and Chief Operating Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ STEPHEN M. DONLY	Principal Executive Officer	November 12, 2009
Stephen M. Donly

/S/ MICHELLE FRYMIRE	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Michelle Frymire

/S/ STEVEN J. MARTIN	Director	November 12, 2009
Steven J. Martin

/S/ THOMAS E. COURTNEY	Director	November 12, 2009
Thomas E. Courtney

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Memphis, State of Tennessee, on November 12, 2009.

TruGreen LandCare
By:	TruGreen Companies L.L.C., its general partner

By:	/s/ RICHARD A. ASCOLESE
Richard A. Ascolese
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ RICHARD A ASCOLESE	Principal Executive Officer	November 12, 2009
Richard A. Ascolese

/S/ MARK W. PETERSON	Principal Financial Officer and Principal Accounting Officer	November 12, 2009
Mark W. Peterson